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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
        AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         I, Marshall W. Pagon, Chairman of the Board and Chief Executive Officer of Pegasus Communications Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-K/A of the Company for the annual period ended December 31, 2003 (the "Form 10-K/A"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2004

/s/  Marshall W. Pagon
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Name:  Marshall W. Pagon
Title: Chairman of the Board and Chief Executive Officer





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